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                                                                    EXHIBIT 99.3





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                       SEVENTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                            dated as of May 8, 1996

                                     among

                               APACHE CORPORATION

                                      and

                    VARIOUS COMMERCIAL LENDING INSTITUTIONS,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      as Administrative Agent and Arranger

                                      and

                                 CHEMICAL BANK,
                            as Co-Agent and Arranger




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                       SEVENTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 8, 1996, (this "Seventh Amendment"), is among APACHE CORPORATION, a Delaware corporation (the "Company"), the various commercial lending institutions as are or may become parties hereto (the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent (in such capacity, the "Administrative Agent") and Arranger (in such capacity, an "Arranger"), and CHEMICAL BANK, as Co-Agent (in such capacity, the "Co-Agent") and Arranger (in such capacity, an "Arranger").

                              W I T N E S S E T H:

         1. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent have heretofore entered into that certain Third Amended and Restated Credit Agreement, dated as of March 1, 1995, as previously amended (the "Credit Agreement").

         2. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent now intend to amend the Credit Agreement (i) to permit the proposed merger of YPY Acquisitions, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Company ("YPY"), and The Phoenix Resource Companies, Inc., a Delaware corporation ("Phoenix"), pursuant to that certain Agreement and Plan of Merger, dated as of March 27, 1996, between the Company, YPY and Phoenix (the "Phoenix Merger"), (ii) to permit the Company to replace Phoenix as guarantor of the obligations of Phoenix Resources Company of Qarun, a Delaware corporation and wholly-owned Subsidiary of Phoenix ("Phoenix Egypt"), to the International Finance Corporation ("IFC") and certain participant banks in connection with a project financing in the maximum aggregate amount of $50 million relating to the development of the Qarun oil and gas concession, (iii) to permit the pledge of the stock of Phoenix Egypt by Phoenix Resources Company International, a Delaware corporation ("Phoenix International"), to IFC and the liens on substantially all of the property of Phoenix Egypt and (iv) to address various other issues in connection therewith as follows:

         I.      AMENDMENTS TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT.

         A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of "Phoenix", "Phoenix Egypt", "Phoenix International" and "Phoenix Merger" in appropriate alphabetical order:

                 "Phoenix" means The Phoenix Resource Companies, Inc., a Delaware corporation, and following the effective date of the Phoenix Merger, the successor company to the merger between Phoenix and YPY pursuant to the terms thereof.

                 "Phoenix Egypt" means Phoenix Resources Company of Qarun, Inc., a Delaware corporation and a wholly-owned Subsidiary of Phoenix International.

                 "Phoenix International" means Phoenix Resources Company International, a Delaware corporation and a wholly-owned Subsidiary of Phoenix.

                 "Phoenix Merger" means the acquisition transaction contemplated by that certain Agreement and Plan of Merger, dated as of March 27, 1996, between the Company, YPY Acquisitions, Inc., a Delaware corporation ("YPY"), and Phoenix under the terms of which Phoenix will become a Subsidiary of the Company.

         B. Section 2.3(b) of the Credit Agreement is hereby amended in its entirety to the following:

         "       (b)      Determination of Borrowing Base at Request of
         Company. The Company may request two Borrowing Base determinations between any regularly scheduled semi-annual redeterminations of the Borrowing Base by delivery to the Administrative Agent, the Engineering Banks and the Lenders of a written request for such determination; provided that a deemed request for a determination of the Borrowing Base pursuant to Section 11.1(c), (d) or (e) shall not preclude the Company's requesting a Borrowing Base determination to which it is otherwise entitled pursuant to this clause (b). In connection with any such determination the Company shall deliver to the Administrative Agent, the Engineering Banks and the Lenders such reports and information concerning the Properties (which may include in the Engineering Banks' sole discretion an Approved Engineers' Report or a Company's Engineers' Report as of such date) as the Engineering Banks shall deem appropriate in its or their sole discretion."

         C. Section 11.1 of the Credit Agreement is hereby amended (a) by deleting from subsection 11.1(j) the letter "(i)" from the second line thereof and by replacing it with the letter "(j)"; (b) by relettering subsection 11.1(j) as subsection 11.1(k); and (c) by inserting the following after subsection 11.1(i) thereof:

                 (j) Other Indebtedness of Phoenix Egypt to IFC in a maximum aggregate principal amount of $50,000,000, together with interest, fees and expenses related thereto; and





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
         D. Section 11.2 of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence thereof before the period:

         "provided, further, that the foregoing shall not prohibit the Phoenix Merger".

         E. Section 11.4 of the Credit Agreement is hereby amended by amending subsection 11.4(d) of the Credit Agreement in its entirety to the following:

         "(d)(i) net Contingent Obligations of International, Apache Overseas, Inc., Phoenix and any of their Subsidiaries consisting of foreign work commitments or other similar obligations (but not including obligations under authorizations for expenditures and other joint operating arrangements) under exploration or production licenses or agreements entered into by International, Apache Overseas, Inc., Phoenix or any of their Subsidiaries in the ordinary course of business not to exceed $85,000,000 net at any one time outstanding for all such Contingent Obligations and (ii) Contingent Obligations of International, Apache Overseas, Inc., Phoenix and any of their Subsidiaries consisting of obligations under authorizations for expenditures and other joint operating arrangements entered into by International, Apache Overseas, Inc., Phoenix or any of their Subsidiaries in the ordinary course of business; provided that for purposes of clause (d)(i), net Contingent Obligations shall be deemed to be the difference between the aggregate for all such Contingent Obligations in respect of foreign work commitments or other similar obligations in which International, Apache Overseas, Inc., Phoenix or any of their Subsidiaries is required to perform or pay a certain amount (but not including obligations under authorizations for expenditures and other joint operating arrangements) less the aggregate of such Contingent Obligations in respect of which another industry partner (which the Company reasonably believes is capable of performing such commitments or obligations) has become obligated to perform,"

; (ii) by deleting the word "and" at the end of subsections 11.4(j); and (iii) by inserting the following after subsection 11.4(k) thereof before the period:

         ", and (l) Contingent Obligations of the Company and Phoenix to IFC relating to Phoenix Egypt not exceeding $50,000,000 in the aggregate, together with interest, fees and expenses related thereto".





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
         F. Section 11.5 of the Credit Agreement is hereby amended by inserting the following after subsection 11.5(j) thereof:

         "(k)    Liens securing the Indebtedness permitted in connection with
Section 11.1(j)."

         G. Section 11.7 of the Credit Agreement is hereby amended by inserting after the phrase "Apache Egypt" and before the semicolon preceding the first proviso thereto the phrase "or Phoenix Egypt".

         H. The proviso at the end of Section 11.10 of the Credit Agreement is hereby amended in its entirety to the following:

         "provided, however, that, notwithstanding the foregoing, this section shall not apply to Apache Canada, Apache Egypt, Phoenix or any of their Subsidiaries or to any restrictions on the creation, assumption or perfection of any Lien on, or any transfer or sale of, any of their respective securities."

         I. Section 11.11 of the Credit Agreement is hereby amended by inserting the following proviso before the period at the end of the first sentence thereof:

         "provided, further, that the foregoing shall not prohibit the Phoenix Merger".

         J. Section 11.12 of the Credit Agreement is hereby amended (i) by amending subsection 11.12(e) in its entirety to the following:

                 "        (e)     in the ordinary course of business,
                 Investments in Subsidiaries, including, without limitation, International, Apache Energy Limited, Apache Overseas, Inc., DEKALB, Phoenix or any of their Subsidiaries, for (i) the acquisition, exploration, drilling or development of Properties which are located outside the United States of America and are not included in the Borrowing Base, or (ii) costs incurred in connection with gathering, processing, transporting and marketing production from such Properties;"

; (ii) by amending subsections 11.12(i), (j) and (k) in their entirety to the following:

                 "        (i)     Investments in Phoenix and its Subsidiaries
                 in connection with the Phoenix Merger and other Investments in Phoenix permitted under Section 11.12(e);

         provided, however, that





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
                          (1) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                          (2)     no Investment otherwise permitted by clause
                 (d), (e) (f) or (g) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing."

         II. LIMITED WAIVER OF SECTION 2.3(A). In connection with the Approved Engineers Report, dated as of December 31, 1995, received by the Engineering Banks pursuant to Section 9.1(d) of the Credit Agreement, each of the Lenders consent and agree to the extension of the time for the Engineering Banks to make their determination of the Borrowing Base pursuant to Section 2.3(a) of the Credit Agreement from 30 days after receipt by the Engineering Banks of the Approved Engineers Report to 60 days after receipt by the Engineering Banks of the Approved Engineers Report. Except as set forth in this section, this consent and agreement shall not be deemed to be a waiver or amendment of any other provision or requirement of the Credit Agreement or
Section 2.3(a) thereto, now or hereafter.

         III. EFFECTIVENESS. This Seventh Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Required Lenders, the Administrative Agent and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

         IV. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Administrative Agent, the Co-Agent and the Arrangers to enter into this Seventh Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in
Article VIII of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                 (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted.

                 (ii) The Company has the corporate power and authority and legal right to execute and deliver this Seventh Amendment and to perform its obligations hereunder. The execution and delivery by the Company of this Seventh Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Seventh Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                 (iii) No Default or Unmatured Default has occurred and is continuing as of the date hereof.

                 (iv) There has been no material adverse change (a) in the businesses, assets, properties, operations, condition (financial or otherwise) or results of operations or prospects of the Company and its Subsidiaries from March 1, 1995, (b) affecting the rights and remedies of the Lenders under and in connection with this Seventh Amendment and the Credit Agreement, as amended by this Seventh Amendment, or (c) in the ability of the Company to perform its obligations under this Seventh Amendment or the Credit Agreement, as amended by this Seventh Amendment.

                 (v) There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers threatened against or affecting the Company or its Subsidiaries which is or could have a Material Adverse Effect.

         V. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         VI. REAFFIRMATION OF CREDIT AGREEMENT. This Seventh Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VII. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. All obligations of the Company and rights of the Lenders, the Administrative Agent, the Co-Agent and the Arrangers and any other holders of the Notes expressed herein shall be in addition to and not in limitation of those provided by applicable law.

         VIII. SEVERABILITY OF PROVISIONS. Any provision in this Seventh Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Seventh Amendment are declared to be severable.

         IX. COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Seventh Amendment by signing any such counterpart.

         X. HEADINGS. Article and section headings in this Seventh Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Seventh Amendment.

         XI. SUCCESSORS AND ASSIGNS. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         XII. NOTICE. THIS WRITTEN SEVENTH AMENDMENT TOGETHER WITH THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]





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
         IN WITNESS WHEREOF, the Company, the Lenders, the Administrative Agent, the Co-Agent and the Arrangers have executed this Seventh Amendment as of the date first above written.

                             APACHE CORPORATION



                             By:/s/ Matthew W. Dundrea
                                ---------------------------------------------
                             Name:  Matthew W. Dundrea
                             Title: Treasurer


                             THE FIRST NATIONAL BANK OF CHICAGO,
                               Individually, as Administrative Agent
                               and as Arranger



                             By:/s/ George R. Schanz
                                ---------------------------------------------
                             Name:  George R. Schanz
                             Title: Vice President


                             CHEMICAL BANK, Individually, as Co-Agent
                               and as Arranger



                             By:/s/ R. Potter
                                ---------------------------------------------
                             Name:  Ronald Potter
                             Title: Mananging Director


                             BANK OF MONTREAL, Individually and as
                               Lead Manager



                             By:/s/ Robert Roberts
                                ---------------------------------------------
                             Name:  Robert L. Roberts
                             Title: Director, U.S. Corporate Banking

                             CIBC INC., Individually and as Lead
                               Manager



                             By:
                                ---------------------------------------------
                             Name:
                             Title:


                             NATIONSBANK of Texas, N.A., Individually and as Lead Manager


                             By:/s/ Kristin B. Palmer
                                ---------------------------------------------
                             Name:  Kristin B. Palmer
                             Title: Senior Vice President


                             BANK OF AMERICA NATIONAL TRUST & SAVINGS
                               ASSOCIATION



                             By:/s/ J. Stephen Mernick
                                ---------------------------------------------
                             Name:  J. Stephen Mernick
                             Title: Senior Vice President


                             BANQUE PARIBAS



                             By:
                                ---------------------------------------------
                             Name:
                             Title:


                             By:
                                ---------------------------------------------
                             Name:
                             Title:


                             SOCIETE GENERALE, SOUTHWEST AGENCY



                             By:/s/ R.A. Erbert
                                ---------------------------------------------
                             Name:  Richard A. Erbert
                             Title: Vice President

                             MORGAN GUARANTY TRUST COMPANY OF
                               NEW YORK



                             By:
                                ---------------------------------------------
                             Name:
                             Title:


                             ABN-AMRO BANK N.V. - HOUSTON AGENCY



                             By:
                                ---------------------------------------------
                             Name:
                             Title:


                             By:
                                ---------------------------------------------
                             Name:
                             Title:


                             THE FIRST NATIONAL BANK OF BOSTON



                             By:
                                ---------------------------------------------
                             Name:
                             Title:


                             THE BANK OF NOVA SCOTIA, ATLANTA
                               AGENCY



                             By:/s/ A.S. Norsworthy
                                ---------------------------------------------
                             Name:  A.S. Norsworthy
                             Title: Assistant Agent


                             THE CHASE MANHATTAN BANK, N.A.



                             By:/s/ Bettylou J. Robert
                                ---------------------------------------------
                             Name:  Bettylou J. Robert
                             Title: Vice President

                             CITIBANK, N.A.



                             By:/s/ Marjorie Futornick
                                ---------------------------------------------
                             Name:  Marjorie Futornick
                             Title: Vice President


                             THE FUJI BANK, LIMITED - HOUSTON AGENCY



                             By:/s/ Soichi Yoshida
                                ---------------------------------------------
                             Name:  Soichi Yoshida
                             Title: Vice President & Senior Manager


                             UNION BANK OF SWITZERLAND, HOUSTON AGENCY



                             By:/s/ J. George Kubove
                                ---------------------------------------------
                             Name:  J. George Kobove
                             Title: Assistant Vice President


                             By:/s/ Kelly Boots
                                ---------------------------------------------
                             Name:  Kelly Boots
                             Title: Assistant Treasurer


                             UNION BANK



                             By:/s/ Richard P. DeGrey
                                ---------------------------------------------
                             Name:  Richard P. DeGrey
                             Title: Vice President


                             By:
                                ---------------------------------------------
                             Name:
                             Title:

                             CHRISTIANIA BANK OG KREDITKASSE



                             By:/s/ Steve Phillips
                                ---------------------------------------------
                             Name:  Steve Phillips
                             Title: Vice President



                             By:/s/ Carl-Petter Svendsen
                                ---------------------------------------------
                             Name:  Carl-Petter Svendsen
                             Title: First Vice President


                             COLORADO NATIONAL BANK



                             By:/s/ Charles S. Searle
                                ---------------------------------------------
                             Name:  Charles S. Searle
                             Title: Senior Vice President


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                             By:/s/ Satoru Otsubo
                                ---------------------------------------------
                             Name:  Satoru Otsubo
                             Title: Joint General Manager


                             ROYAL BANK OF CANADA, GRAND CAYMAN
                               (NORTH AMERICAN #1) BRANCH


                             By:/s/ Linda M. Stephens
                                ---------------------------------------------
                             Name:  Linda M. Stephens
                             Title: Manager





                                      S-5